ASSIGNMENT AND ASSUMPTION AGREEMENT (VARIOUS PROPERTY AND ASSET MANAGEMENT AGREEMENTS) This Assignment and Assumption Agreement (Various Property and Asset Management Agreements) is made as of _______, 2022 (the “Effective Date”), by Glenborough, LLC (“Glenborough”), in favor of PUR SRT Advisors, LLC (“PUR”). R E C I T A L S Whereas Glenborough is currently the Manager under the terms of the various Property and Asset Management Agreements described on Exhibit A attached hereto (the “Management Agreements”); and Whereas Glenborough desires to assign its rights and obligations as Manager under the Management Agreements to PUR, and PUR desires to accept such assignment. FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows: 1. Assignment. Glenborough hereby sells, assigns, transfers and conveys to PUR Glenborough’s right, title and interest as Manager under the Management Agreements, including the right to receive all future management fees, payments, reimbursements and other amounts as may be due to the Manager under per the Management Agreements. 2. Assumption. PUR hereby assumes all obligations, duties and liabilities of Glenborough as Manager under the Management Agreements. PUR further acknowledges that Glenborough entered into that certain Consent and Subordination of Manager relating to certain of the Management Agreements, dated as of December 24, 2019 (the “Subordination”) in favor of PFP Holding Company VI, LLC (“Prime”), and hereby further assumes all obligations, duties and liabilities of Manager under the terms of the Subordination, and hereby further agrees that Prime and its successors and assigns under the terms of its loan documents shall be explicitly considered to be a third party beneficiary of this Agreement for purposes of enforcing its rights under this Paragraph 2 and under the Subordination against PUR. 3. Indemnification by PUR. L3 shall indemnify, defend and hold Glenborough and its shareholders, officers, directors, members, managers, partners, representatives and employees harmless from any and all claims, demands, causes of action, losses, damages, fines, penalties, liabilities, costs and expenses, including reasonable attorneys’ fees and court costs (collectively, “Claims”), sustained or incurred by or asserted against Glenborough related to the performance of the Manager under the terms of the Management Agreements occurring after the Effective Date or which otherwise arise after the Effective Date. Feb. 2

4. Representations of Glenborough. Glenborough represents and warrants to PUR that as of the Effective Date to the actual knowledge of Andrew Batinovich without duty of inquiry: a. The Management Agreements identified on Exhibit A attached hereto have not been modified or amended by Glenborough other than pursuant to the documents referenced in Exhibit A. b. No Defaults. Glenborough has received no notice from any of the Companies, the Operating Partnership or the REIT, of any breach or default on the part of Glenborough under any Management Agreement. 5. Further Assurances. Each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Assignment. 6. Severability. If any term or provision of this Assignment is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Assignment or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. 7. Entire Agreement. This Assignment constitutes the sole and entire agreement of the parties to this Assignment with respect to the subject matter contained herein, and supersede all prior and contemporaneous representations, warranties, understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Assignment and the Exhibits, the statements in the body of this Assignment will control. 8. Successors and Assigns. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder. 9. Amendment and Modification; Waiver. This Assignment may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Assignment shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

10. Governing Law; Submission to Jurisdiction. a. Governing Law. This Assignment shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction). b. Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE NORTHERN DISTRICT OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN SAN FRANCISCO OR THE COURTS OF THE STATE OF CALIFORNIA LOCATED IN THE CITY AND COUNTY OF SAN MATEO, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. 11. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. IN WITNESS WHEREOF, Glenborough and PUR have executed this Agreement as of the date first set forth above. (signatures continued on next page)

GLENBOROUGH: GLENBOROUGH, LLC, a Delaware limited liability company By: Name: Title: L3: PUR SRT ADVISORS, LLC, a Delaware limited liability company By: Name: Title: Consent: The undersigned, as President of all of the SRT subsidiaries that are parties to the PAMA’s listed on Exhibit A attached hereto, hereby consents to the above Assignment, and relieves Glenborough of any and all responsibility under the Management Agreements from and after the Effective Date hereto. __________________________ Matthew Schreiber, President President Andrew Batinovich Domenic Lanni COO

EXHIBIT A LIST OF MANAGEMENT AGREEMENTS Property Address Title Date 3032 Wilshire Blvd. Property and Asset Management Agreement July 1, 2019 Santa Monica, CA 388 Fulton Street Property and Asset Management Agreement January __, 2017 San Francisco, CA Los Angeles, CA Property and Asset Management Agreement January 11, 2017 3701 Sunset Blvd. 3705 Sunset Blvd. 3703 Sunset Blvd. 1601 Griffith Park Blvd. 450 Hayes Street Property and Asset Management Agreement December __, 2016 San Francisco, CA 1720-1790 Fulton Street Property and Asset Management Agreement July __, 2016 San Francisco, CA 400 Grove Street Property and Asset Management Agreement June 14, 2016 San Francisco, CA 8 Octavia Boulevard Property and Asset Management Agreement June 14, 2016 Units 102, 307 and 308, San Francisco, CA Topaz Marketplace (outparcel pad) Property and Asset Management Agreement August 10, 2013 Hesperia, CA